EXHIBIT 10.29.2

                            CHANGE IN TERMS AGREEMENT

     This Change in Terms Agreement (this "Agreement") is made as of and delivered on July 22, 2005, by and between Mission West Properties, Inc., a Maryland corporation ("Borrower"), and Cupertino National Bank (the "Bank").

                                    RECITALS

     A. As of July 12, 2002, the Bank and Borrower entered into certain agreements (the "2002 Loan Documents") including but not limited to a Revolving Credit Loan Agreement pursuant to which the Bank agreed, subject to the terms and conditions set forth therein, to lend up to the sum of Forty Million Dollars ($40,000,000.00) to Borrower, pursuant to which the Bank lent certain amounts to Borrower, and pursuant to which Borrower agreed to repay the loan on or before November 2, 2004.

     B. As of November 2, 2004, at Borrower's request, the Bank and Borrower entered into certain agreements (the "Loan Documents") including but not limited to a Revolving Credit Note and a Revolving Credit Loan Agreement (the "Credit Agreement") pursuant to which, subject to the terms and conditions stated therein, the Bank agreed to refinance the amounts due and owing under the 2002 Loan Documents and continue to lend to Borrower and pursuant to which the Bank lent certain amounts to Borrower. Also as of November 2, 2004, MWP executed a Continuing Guaranty (the "MWP Guaranty") guarantying Borrower's obligations to the Bank. Unless expressly stated to the contrary herein, all capitalized terms used herein shall have the meaning ascribed to them in the Loan Documents.

     C. Pursuant to the Loan Documents, Borrower is currently indebted to the Bank in the principal sum of Twenty-Three Million Nine Hundred Thirteen Thousand, Ninety-Five and 24/100 Dollars ($23,913,095.24), plus interest and fees thereon.

     D. Included among the Loan Documents is a Non-Encumbrance Agreement (the "Non-Encumbrance Agreement") pursuant to which Borrower and MWP agreed, among other things, not to encumber, transfer, or hypothecate any of the MWP Pool Properties. MWP now desires to refinance two of such properties, that property located at 5325-5345 Hellyer Avenue, San Jose, California (the "Hellyer Property") and that property located at 1768 Automation, San Jose, California (the "Automation Property"), and Borrower has requested that the Bank release such properties from the MWP Pool Properties in the Non-Encumbrance Agreement.

     E. Pursuant to the Loan Documents, Borrower is not entitled to borrow more than Forty Million Dollars ($40,000,000.00) or more than fifty percent (50%) of the total combined Value of the MWP Pool Properties. If the Hellyer Property and the Automation Property are released from the MWP Pool Properties, the only property remaining within the MWP Pool Properties will be that property located at 5970 Optical Court, San Jose, California (the "Optical Property"), and Borrower will be over-advanced by the sum of Thirteen Million One Hundred Twenty-Five Thousand Seven Hundred Thirty-Five Dollars ($13,125,735.00).

     F. The Bank is willing, subject to the terms and conditions set forth herein, to release the Hellyer Property and the Automation Property.

     In consideration of the premises and the mutual promises herein contained and in reliance upon Borrower's representations and warranties set forth herein, Borrower and the Bank agree as follows:

                                    AGREEMENT

     1. INCORPORATION OF RECITALS. Each of the foregoing Recitals is hereby incorporated herein by this reference as though set forth in full herein.

     2. CONDITIONS. At the Bank's option and for its benefit, the effectiveness of this Agreement and the Bank's obligations hereunder are conditioned upon the satisfaction of each and all of the following conditions (the "Conditions") on or before July 22, 2005:

          (a) Borrower shall have executed and delivered to the Bank this Agreement;

          (b) Borrower and MWP shall have executed and delivered to the Bank a First Amendment to Non-Encumbrance Agreement in the form attached hereto as Exhibit A;

          (c) MWP shall have executed and delivered to the Bank a Reaffirmation of Guaranty in the form attached hereto as Exhibit B (this Agreement, the First Amendment to Non-Encumbrance Agreement, and the Reaffirmation of Guaranty are hereinafter collectively referred to as the "Modification Agreements");

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          (d) Borrower shall have paid to the Bank a payment of Fourteen Million
     Nine   Hundred   Thirteen   Thousand   Ninety-Five   and   24/100   Dollars
     ($14,913,095.24) in order to reduce the principal amount due under the Loan Documents to Nine Million Dollars ($9,000,000.00); and

          (e) Borrower shall have paid to the Bank the sum of Two Thousand Sixty-Five Dollars ($2,065.00) as and for attorneys' fees incurred by the Bank in connection with the preparation of the Modification Agreements.

     3. RELEASE OF HELLYER PROPERTY AND AUTOMATION PROPERTY. Upon the satisfaction of the Conditions, the Bank shall execute and deliver to Borrower the Non-Encumbrance Agreement releasing the Hellyer Property and the Automation Property from the MWP Pool Properties.

     4. COMMITMENT AMOUNT. The definition of "Commitment Amount" in Section 1.1 of the Credit Agreement is hereby replaced in full by the following: "Commitment Amount" shall mean, as of any applicable date of determination, the lesser of
(i) Nine Million Dollars and no cents ($9,000,000.00); and (ii) fifty percent (50%) of the Value of the MWP Pool Properties.

     5. ADDITION OF PROPERTIES TO MWP POOL PROPERTIES AND INCREASE IN COMMITMENT AMOUNT. The Bank agrees to permit Borrower to add real property (the "Additional Property") to the MWP Pool Properties and to increase the Commitment Amount by fifty percent (50%) of the Value of the Additional Real Property, except that in no event shall the Commitment Amount exceed 40 Million Dollars ($40,000,000.00), and the Bank's agreement shall be subject to the following terms and conditions, the satisfaction of which are to be determined by the Bank in its sole and absolute discretion:

          (a) Borrower makes written request to the Bank for the addition of the Additional Property and the increase in the Commitment Amount, including with its written request the following:

               (i) An identification of the Additional Property and the entity-which shall be either Borrower, MWP, or another limited partnership of which Borrower is the general partner (each one of the foregoing hereinafter a "Permitted Owner")-which is the owner of fee simple title to the Additional Property; Borrower's statement of the then-current Value of the Additional Property (the "Borrower's Valuation Statement"); copies of all leases of the Additional Property;

               (ii) A statement by the Permitted Owner of the Additional Property that it consents to the addition of the Additional Property to the MWP Pool Properties and that it is willing to execute all documents required by the Bank to effect the addition and is willing to execute a Guaranty of Borrower's obligations to the Bank in the same form and content as the MWP Guaranty; and

               (iii) A statement by MWP and any other persons or entities that have executed guaranties of Borrower's obligations to the Bank (collectively, the "Guarantors") that they consent to the addition of the Additional Property and the increase in the Commitment Amount and that they are willing to execute reaffirmations of their guaranties in form and substance acceptable to the Bank in its sole and absolute discretion setting forth their consent and their reaffirmation of their guaranties.

          (b) The Permitted Owner is the owner of fee simple title to the Additional Property.

          (c)  The  Additional   Property  is  free  and  clear  of  any  liens,
     encumbrances, deeds of trusts, and mortgages.

          (d) The Permitted Owner, if MWP, executes a modification of the Non-Encumbrance Agreement, and, if not MWP, a non-encumbrance agreement in the same form as the Non-Encumbrance Agreement executed by MWP, adding the Additional Property to the MWP Pool Properties, and also executes any other documents required by the Bank to effect the addition.

          (e) The Guarantors execute reaffirmations of their guaranties in form and substance acceptable to the Bank in its sole and absolute discretion setting forth their consent to the addition of the Additional Property and the increase in the Commitment Amount, and their reaffirmation of their guaranties.

          (f) Borrower and the Permitted Owner provide to the Bank any and all information and documents requested by the Bank relating to the Additional Property including without limitation information and documents relating to leases, tenants, and value.

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          (g)  Borrower  and  the  Permitted  Owner  provide  to  the  Bank  all representations, warranties, and other assurances requested by the Bank relating to Permitted Owner's fee ownership of the Additional Property and such property's lien and encumbrance-free status.

          (h)  Borrower  has complied  with all its  obligations  under the Loan
     Documents and the Modification Agreements including but not limited to paying the Minimum Annual Fee of Eighty Thousand Dollars and no cents ($80,000.00) pursuant to and by the dates set forth in Section 2.10.1 of the Credit Agreement. There is no Default or Event of Default under or as defined in the Loan Documents as modified by the Modification Agreements or under the Modification Agreements; there is no default under any guaranty executed by any of the Guarantors in favor of the Bank; Borrower is not in default under any other agreement with the Bank.

          (i) Borrower pays all reasonable fees and out-of-pocket costs incurred by the Bank relating to the addition of the Additional Property including without limitation attorneys' fees and costs.

          (j) In its sole and absolute discretion, the Bank is satisfied with the accuracy of the Borrower's Valuation Statement and agrees to the addition of the Additional Property and the increase in the Commitment Amount.

     6. Except as expressly modified by the Modification Agreements, the Loan Documents are hereby reaffirmed by all parties thereto and are incorporated into this Agreement.

     7. Borrower acknowledges that it has executed this Agreement in reliance on its own independent investigation and analysis of the facts underlying the subject matter of the Agreement, and that, in executing this Agreement, no representations, warranties, or promises of any kind have been made directly or indirectly to induce it to execute this Agreement other than those that are expressly set forth herein, and that it has not relied on any representations, warranties, or promises of any kind other than those that are expressly set forth herein.

     8. The Modification Agreements are integrated agreements. Except for the Loan Documents as modified by the Modification Agreements, the Modification Agreements supersede all prior representations and agreements, if any, between the parties to this Agreement and their respective legal counsel relating to the subject matter hereof, contain the entire and only understanding between the parties, and may not be altered, amended or extinguished, except by a writing signed subsequent to the execution of the Modification Agreements.

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IN WITNESS  WHEREOF,  THE BORROWER AND THE BANK HAVE CAUSED THIS AGREEMENT TO BE
EXECUTED BY THEIR DULY AUTHORIZED OFFICERS AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE.


                                      MISSION WEST PROPERTIES, INC.
                                      A Maryland corporation


                                      By: /s/ Carl E. Berg
                                         ---------------------------------------

                                      Its: Chairman & CEO
                                          --------------------------------------


                                      By: /s/ Raymond V. Marino
                                         ---------------------------------------

                                      Its: President & COO
                                          --------------------------------------


                                      CUPERTINO NATIONAL BANK


                                      By: /s/ Roxanne Vane
                                         ---------------------------------------

                                      Its: Senior Vice President
                                          --------------------------------------

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